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Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N Rye Brook, New York 10573

Supplement Dated April 7, 2015
To Current Prospectus

Effective May 1, 2015, the American Century VP Mid Cap Value Subaccount (the “Closed Subaccount”) is no longer available for the allocation of Purchase Payments or the transfer of Contract Value for Contracts that do not have Contract Value in the Closed Subaccount as of May 1, 2015. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Programs (collectively referred to as “Automatic Investment Program”).
If you had Contract Value in the Closed Subaccount on May 1, 2015, your Contract Value will remain invested in the Closed Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from the Closed Subaccount, subject to the “Frequent Transfer Restrictions” as described in the Prospectus. Automatic allocations to the Closed Subaccount pursuant to an Automatic Investment Program are still in effect.
In the event that we receive a request on or after May 1, 2015 to allocate to the Closed Subaccount, we currently anticipate we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to the Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts without Contract Value in the Closed Subaccount. If we receive a Purchase Payment for an existing Contract with an allocation to the Closed Subaccount, we will allocate the applicable portion of the payment to the Guggenheim VIF Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you had in effect an automatic allocation to the Closed Subaccount pursuant to an Automatic Investment Program, those automatic transactions were terminated effective as of the close of business on May 1, 2015. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Please Retain This Supplement For Future Reference